Exhibit 99

1 2008 Strategic Review Conference Call Jeffrey T. Gill President and CEO Brian A. Lutes Vice President & CFO Anthony C. Allen Vice President & Treasurer December 18, 2008 Sypris Solutions

2 Safe Harbor Disclaimer Non-GAAP Financial Measures Any non-GAAP measures, and their related reconciliation to GAAP measures, are provided and available on the company’s website: www.sypris.com Each “forward-looking statement” herein is subject to serious risks and should not be relied upon, as detailed in our most recent Form 10-K and Form 10-Q and subsequent SEC filings. Briefly, we currently believe that such risks also include: our ability to liquidate our equity interests in Dana Holding Corporation (NYSE:DAN) at satisfactory valuation levels1; potential impairments, non-recoverability or write-offs of goodwill, assets or deferred costs, including deferred tax assets in the U.S.; fees, costs or other dilutive effects of refinancing, compliance with covenants in, or acceleration of, our loan and other debt agreements; costs and inefficiencies of restructuring our manufacturing capacity; breakdowns, relocations or major repairs of machinery and equipment; our inability to successfully launch new or next generation programs; the cost, efficiency and yield of our operations and capital investments, including working capital, production schedules, cycle times, scrap rates, injuries, wages, overtime costs, freight or expediting costs; cost and availability of raw materials such as steel, component parts, natural gas or utilities; volatility of our customers’ forecasts, financial conditions, market shares, product requirements or scheduling demands; cyclical or other downturns; adverse impacts of new technologies or other competitive pressures which increase our costs or erode our margins; failure to adequately insure or to identify environmental or other insurable risks; inventory valuation risks including obsolescence, shrinkage, theft, overstocking or underbilling; changes in government or other customer programs; reliance on major customers or suppliers, especially in the automotive or aerospace and defense electronics sectors; revised contract prices or estimates of major contract costs; dependence on, recruitment or retention of key employees; union negotiations; pension valuation, health care or other benefit costs; labor relations; strikes; risks of foreign operations; currency exchange rates; the costs and supply of debt, equity capital, or insurance (including the possibility that our common stock could cease to qualify for listing on the NASDAQ Stock Market due to a sustained decline in prices per share, or that any reverse stock split or other restructuring of our debt or equity financing could be accompanied by the deregistration of our common stock or other “going private” transactions); changes in licenses, security clearances, or other legal rights to operate, manage our work force or import and export as needed; weaknesses in internal controls; the costs of compliance with our auditing, regulatory or contractual obligations; regulatory actions or sanctions; disputes or litigation, involving customer, supplier, creditor, stockholder, product liability, asbestos-related or environmental claims; war, terrorism or political uncertainty; unanticipated or uninsured disasters, losses or business risks; inaccurate data about markets, customers or business conditions; or unknown risks and uncertainties and the risk factors disclosed in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007. 1 As of October 10, 2008, we had received distributions of approximately 3.7 million shares of DAN common stock. Due to market conditions and certain other factors, we believe that the recent trading prices of DAN common stock do not reflect its longer-term value.  However, if we sell these shares at current prices or such prices otherwise reflect a decline in value which is deemed to be “other than temporary” or otherwise beyond our ability to hold these shares until their prices have recovered our business, results of operations, covenants in our loan and other debt agreements, cash flows and financial condition could be materially adversely impacted.

3 Table of Contents Overview Additional Initiatives Summary of Savings Implementation Budget Expected Results Industrial Group Electronics Group Wrap Up

4 Overview Initiated actions to review all operations to: Eliminate unnecessary waste Reduce fixed overhead Accelerate, where possible, integration efficiencies Challenge the existence of any major program if it inhibits consolidation savings Objectives: Significantly improve operating earnings on a sustained basis Reduce future earnings volatility and risk Initial results of actions already taken: $10.0 million of annualized savings expected $2.5 million from the merger of Data Systems with Electronics $2.5 million from improved operations and reduced headcount at Electronics $5.0 million from the closure of Industrial plant in Kenton, Ohio  $10 Million of Initial Cost Savings Expected

5 Additional Initiatives Additional Action Plans Developed: LEAN initiatives to reduce scrap, rework, and excess and obsolete inventory: $2.0 million of annualized savings expected Redesign of high-volume secure communications product: Reduced component cost Improved manufacturability $3.0 million of annualized savings expected Closure of additional Industrial plant: Negotiations underway with local, state and union officials Operations to be consolidated with other Sypris locations $5.0 million of annualized savings expected Systems integration, platform consolidation and further efficiencies: $5.0 million of annualized savings expected  $15 Million of Additional Cost Savings Expected

6 Summary of Savings Key Items of Note: All actions are currently underway Savings are known and not volume based Primary implementation: 3Q08 – 3Q09 75% to 80% of benefits expected to be realized in 2010 Potential for significant operational leverage when markets strengthen $25 Million of Total Annual Cost Savings Expected Annual Savings Facilities Closings $12.5 Operational Efficiencies 7.5 Product Costing 3.0 Quality 2.0 Total Savings $25.0

7 Implementation Plan 2008 - 2010 Plan: $6.0 million of cash for capital investment: Equipment, information technology and facility improvements $15.0 million of cash for expense related items, these include: Severance and transfers Equipment relocations Environmental Associated non-cash charges are under review, these include: Property, plant & equipment Program reviews and exits Inventory Goodwill Rapid Payback by 2010

8 Expected Results Elimination of three facilities with over 800,000 square feet Net headcount reductions of close to 200 people, or 12.5% of domestic workforce No expected loss of market share or top line Cost competitiveness of business model increased significantly Financial payback extremely attractive at less than two years Implementation underway, with 75% to 80% of benefits expected to be realized as early as 2010 Company expected to benefit from significant operational leverage when markets improve Dramatic Improvement in Cost Profile

9 Industrial Group Market Conditions: Remain extremely challenging Credit crisis impacting demand for light, medium and heavy-duty vehicles Recovery of markets not expected until Q4 of 2009 at the earliest Strategic Objectives: Participate in new growth markets Diversify customers, products and services Reduce dependency on North American markets Reduce overall cost of production and improve flexibility Actions: Consolidation of North American Operations During 2009 40% reduction in facilities and overhead 20% reduction in the cost of direct labor

10 Industrial Group Actions: Joint Venture Agreement to Establish Production in India: Capitalize on large and fast-growing local market Serve as low-cost export base to Europe Diversify customer base and markets Partnering with Amtek Auto Diverse array of components for commercial vehicle, off highway and agricultural applications Funded primarily through foreign sources To be located in Pune, Province of Maharashtra Expect to be in production mid 2010 Important Low-Cost Platform for Growth and Diversification

11 Industrial Group Actions: Handshake to Establish Joint Venture in China: Capitalize on large and fast-growing local market Diversify customer base and markets Diverse array of components for commercial vehicle, off highway and agricultural applications Funded primarily through foreign sources Expect to be in production during 2010 Results of Actions: US concentration < 50% Weighted average cost of direct labor declines 35% to 40% Important Low-Cost Platform for Growth and Diversification

12 Electronics Group Market Conditions: Remain positive Credit crisis of little material impact at this point Expect opportunities to increase across the board Strategic Objectives: Drive technology – Biometrics, wireless, embedded Increase product mix – R&D, licensing, government and customer partnerships Expand margins through LEAN and other CI initiatives Reduce complexity and overall cost of business model Actions: Consolidation of Data Systems with Electronics; efficiency initiatives: Reduced headcount by 70 people Elimination of west coast facility

13 Electronics Group Actions: Establish Partnerships with Leading Universities: Capitalize on intellectual resources to commercialize technology Focus on information assurance and security Biometric solutions for communications security In discussions with Cal Tech, Purdue and others Participating in Co-Innovation Workshops: Various agencies of the Department of Defense Working to demo product concept in 2009 Introduction of New Products: New key load device Embedded technology for medical diagnostic applications Biometrics for identify authentication Participate in the emerging Cyberspace Security Initiative Technology to Drive Margin Expansion

14 Electronics Group Actions: Continuous Improvement as a Culture: Reduction of physical facility footprint Drive dramatic reduction of cycle and turn times Reduce overhead and improve productivity Free up important capacity Reduce Complexity: Implement hub-and-spoke branch business model Complete implementation of common ERP system Results of Actions: Significant reduction in annual costs Improved customer service Increasingly Efficient Business Model

15 Wrap Up Strategic Review Completed: $25.0 million of annual cost savings, driven by the reduction of over 800,000 square feet in facilities and close to 200 heads, reduced product costing and improved quality In our Industrial Group, joint ventures in India and China are expected to further diversify the company’s customer and market concentration, take advantage of large growing markets and reduce its weighted average cost of direct labor by 35% to 40% In our Electronics Group, the development and implementation of technology utilizing biometric, wireless and embedded solutions is expected to result in a higher mix of product-driven revenue, while the application of continuous improvement techniques is expected to improve efficiency, productivity and reduce complexity The impact of these items is expected to be significant and immediate, with 75% to 80% of the benefits to be realized as early as 2010